                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

       Date of Report (Date of earliest event reported) August 7, 2001.


                               STONERIDGE, INC.
           --------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

              Ohio                              001-13337                  34-1598949
--------------------------------          ----------------------      --------------------
(State or Other Jurisdiction of                (Commission              (I.R.S. Employer
 Incorporation or Organization)                File Number)           Identification No.)

         9400 East Market Street, Warren, Ohio                     44484
       ----------------------------------------               ----------------
       (Address of Principal Executive Offices)                  (Zip Code)


                                (330) 856-2443
     --------------------------------------------------------------------
              Registrant's Telephone Number, Including Area Code

ITEM 5. OTHER EVENTS.

Attached as Exhibit A is a press release issued by Stoneridge, Inc. on August 7, 2001.

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

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       STONERIDGE, INC.



         Date: August 7, 2001                       /s/ Kevin P. Bagby
                                       -----------------------------------------

                                       Kevin P. Bagby
                                       Treasurer and Chief Financial Officer
                                       (Principal Financial and Chief
                                       Accounting Officer)

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

                                                            [LOGO OF STONERIDGE]

    EXHIBIT A

FOR IMMEDIATE RELEASE

For more information, contact:
Kevin P. Bagby
Vice President and CFO
330/856-2443


                STONERIDGE WITHDRAWS ITS PLANNED SALE OF SENIOR
                              SUBORDINATED NOTES


WARREN, Ohio - August 7, 2001 - Stoneridge, Inc. (NYSE: SRI) announced today that as a result of current market conditions it has withdrawn its efforts to sell $200,000,000 in Senior Subordinated Notes due in 2011. Stoneridge is currently in discussion with its banks regarding financing alternatives.

Stoneridge, Inc., headquartered in Warren, Ohio, is a leading independent designer and manufacturer of highly engineered electrical and electronic components, modules and systems principally for the automotive, medium and heavy-duty truck, agricultural and off-road vehicle markets. Sales in 2000 were approximately $667 million.

                                     *****

Statements in this release that are not historical fact are forward-looking statements, which involve risks and uncertainties that could cause actual events or results to differ materially from those expressed or implied in this release. Factors that may cause actual results to differ materially from those in the forward-looking statements include, among other factors, the loss of a major customer, a decline in automotive, medium and heavy-duty truck or agricultural vehicle production, the failure to achieve successful integration of any acquired company or business, labor disputes involving the Company or its significant customers, risks associated with conducting business in foreign countries, or a decline in general economic conditions. Further information concerning issues that could materially affect financial performance related to forward-looking statements contained in this release can be found in Stoneridge's periodic filings with the Securities and Exchange Commission.


                                     # # #


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